Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing an additional joint filing agreement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This joint filing agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:    February 8, 2018

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By: Warburg Pincus Partners, L.P., its General Partner

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS, L.P.

By: Warburg Pincus Partners GP LLC, its General Partner

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS PARTNERS GP LLC

By: Warburg Pincus & Co., its Managing Member

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS & CO.

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Partner

WARBURG PINCUS LLC

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Managing Director

CHARLES R. KAYE

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Robert B. Knauss
Name: Robert B. Knauss
Title: Attorney-in-Fact*

* The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities and Exchange Commission on July 12, 2016 as an exhibit to a beneficial ownership report on Schedule 13D filed by Warburg Pincus LLC with respect to WEX Inc. and is hereby incorporated by reference.